Income Taxes (Tables)	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Schedule of Provision for Income Taxes

The provision for income taxes differs from the amounts which would result from applying the federal statutory rate of 21% to the Company’s loss before income taxes as follows:

	December 31, 2021	December 31, 2020
Computed “expected” income tax benefit	$799,540	(832,569)
Change in valuation allowance	-	832,569
Stock-based compensation and services	46,912	-
Non-deductible expenses-Section 280E	71,741	-
NOL utilization	(641,193)	-
Provision for income taxes	$277,000	-

Schedule of Components of Deferred Tax Assets and Liabilities

	2021	2020
Deferred tax assets:
Federal and state NOL carryforward	$2,901,805	3,489,562
Other intangibles	-	63,000
Deferred expenses	-	149,894
Deferred tax assets	2,901,805	3,702,456
Less: Valuation allowance	(2,901,805)	(3,702,456)
Net deferred tax assets	$-	-